UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR  SM
SUPPLEMENT DATED OCTOBER 20, 2000, TO THE
PROSPECTUSES OF THE MJI INTERNATIONAL EQUITY
PORTFOLIO


Murray Johnstone International, Ltd.
("Murray Johnstone"), the fund's investment adviser, is a subsidiary of Old Mutual plc.
On October 11, 2000, it was announced that Old Mutual had agreed to sell Murray
Johnstone to Aberdeen Asset Management PLC
("Aberdeen"), an internationally based fund management company that manages investments for private individuals and institutions around the world. Aberdeen has its headquarters in Aberdeen, Scotland, but also has offices in the United States, Singapore, Hong Kong, England, Ireland and Luxembourg.


Aberdeen and Old Mutual expect to complete
the acquisition of Murray Johnstone in
November 2000, subject to a number of
conditions.   As required by the Investment
Company Act of 1940, the fund's shareholders will be asked to approve a new investment advisory agreement with the adviser, to take effect upon the consummation of the transaction. The new agreement will remain between the fund and Murray Johnstone and will be identical to the current agreement in all respects except for its effective and termination dates. The new agreement will have no effect on the contractual advisory fee rate payable by the fund. No changes are currently planned which would affect the services being provided to the fund.




UAM Logo goes here (registered trademark)